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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): JULY 25, 1997
                                                           -------------


                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)




         MARYLAND                        1-12672                 77-0404318
   ---------------------          ----------------------     -------------------
(State or other jurisdiction     (Commission file number)      (IRS employer
    of incorporation)                                        identification no.)



           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
           -----------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)




                                 (408) 983-1500
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

        1.1 Underwriting Agreement, dated as of June 17, 1997, by and between Bay Apartment Communities, Inc. (the "Company"), PaineWebber Incorporated and Morgan Stanley Dean Witter, relating to the sale of 2,300,000 shares of 8.50% Series C Cumulative Redeemable Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), of the Company.

        3(i).1 Definitive Articles Supplementary establishing and fixing the rights and preferences of the Company's Series C Preferred Stock.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.



                                           BAY APARTMENT COMMUNITIES, INC.



Dated:  July 25, 1997                      By: /s/ Jeffrey B. Van Horn
                                               -------------------------
                                               Jeffrey B. Van Horn
                                               Vice President and
                                               Chief Financial Officer